UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 13, 2014

FileWarden.com
(Exact name of registrant as specified in its charter)

Nevada	333-167001	98-0232244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Congress Park Drive, Suite 301, Delray Beach, FL	33445
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 270-3433

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

By letter dated May 13, 2014 De Joya Griffith LLC notified FileWarden.com that the firm had resigned as our independent registered public accounting firm.  Neither the report of De Joya Griffith LLC dated July 8, 2013 on our balance sheets as of May 31, 2013 and 2012 and the related statements of operations, stockholders’ equity(deficit) and cash flows for the years ended May 31, 2013 and 2012 and for the period from inception (November 29, 2005) through May 31, 2013 nor the report of De Joya Griffith LLC dated July 28, 2012 on our balance sheets as of May 31, 2012 and 2011 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended May 31, 2012 and 2011 and for the period from inception (November 29, 2005) through May 31, 2012 contained an adverse opinion or a disclaimer of opinion, nor were either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports raised substantial doubts on our ability to continue as a going concern.

During our two most recent fiscal years and the subsequent interim period preceding De Joya Griffith LLC’s resignation, we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement, if not resolved to the satisfaction of De Joya Griffith LLC, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On May 16, 2014 we engaged Salberg & Company, P.A. as our independent registered public accounting firm.  During our two most recent fiscal years and the subsequent interim period prior to retaining Salberg & Company, P.A. (1) neither we nor anyone on our behalf consulted Salberg & Company, P.A. regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Salberg & Company, P.A. did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided De Joya Griffith LLC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by De Joya Griffith LLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

16.1

Letter dated May 19, 2014 from De Joya Griffith LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FileWarden.com

Date: May 19, 2014	By: /s/ Raymond J. Talarico
Raymond J. Talarico, President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
99.1	Letter dated May 13, 2014 from De Joya Griffith LLC

Exhibit 16.1

De Joya Griffith LLC

2580 Anthem Village Drive

Henderson, NV  89052

May 19, 2014

Securities and Exchange Commission

100 F Street NE

Washington, DC  20549

RE:

FileWarden.com (fka Success Exploration & Resources, Inc.)

We have read the statements that we understand FileWarden.com (fka Success Exploration & Resources, Inc.) will include under Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors.  We agree with such statements made regarding our firm.

Very truly yours,

/s/De Joya Griffith, LLC

Certified Public Accountants